EXHIBIT 99.1

U.S. Federally Recognized Native American Tribes - Listed by State

State: Alabama
1 Poarch Band of Creeks

State: Alaska
1 Agdaagux Tribe of King Cove
2 Akiachak Native Community
3 Akiak Native Community
4 Alatna Village
5 Algaaciq Native Village (St. Mary's)
6 Allakaket Village
7 Angoon Community Association
8 Anvik Village
9 Asa'carsarmiut Tribe
10 Atqasuk Village (Atkasook)
11 Beaver Village
12 Birch Creek Tribe
13 Central Council Tlingit & Haida Indian Tribes
14 Chalkyitsik Village
15 Cheesh-Na Tribal
16 Chevak Native Village
17 Chickaloon Native Village
18 Chignik Bay Tribal Council
19 Chignik Lake Village
20 Chilkat Indian Village (Klukwan)
21 Chilkoot Indian Association (Haines)
22 Chinik Eskimo Community (Golovin)
23 Chuloonawick Native Village
24 Circle Native Community
25 Craig Tribal Association
26 Curyung Tribal Council
27 Douglas Indian Association
28 Egegik Village
29 Eklutna Native Village
30 Ekwok Village
31 Emmonak Village
32 Evansville Village
33 Galena Village
34 Gulkana Village
35 Healy Lake Village
36 Holy Cross Village
37 Hoonah Indian Association
38 Hughes Village
39 Huslia Village
40 Hydaburg Cooperative Association
41 Igiugig Village
42 Inupiat Community of the Arctic Slope
43 Iqurmuit Traditonal Council
44 Ivanoff Bay Village

45 Kaguyak Village
46 Kaktovik Village
47 Kasigluk Traditional Elders Council
48 Kenaitze Indian Tribe
49 Ketchikan Indian Corporation
50 King Island Native Community
51 King Salmon Tribe
52 Klawock Cooperative Association
53 Knik Tribe
54 Kokhanok Village
55 Koyukuk Native Village
56 Levelock Village
57 Lime Village
58 Manley Hot Springs Village
59 Manokotak Village
60 McGrath Native Village
61 Mentasta Traditional Council
62 Metlakatla Indian Community
63 Naknek Native Village
64 Native Village of Afognak
65 Native Village of Akhiok
66 Native Village of Akutan
67 Native Village of Aleknagik
68 Native Village of Ambler
69 Native Village of Atka
70 Native Village of Barrow Inupiat Traditional Govt.
71 Native Village of Belkofski
72 Native Village of Brevig Mission
73 Native Village of Buckland
74 Native Village of Cantwell
75 Native Village of Chenega
76 Native Village of Chignik Lagoon
77 Native Village of Chitina
78 Native Village of Chuathbaluk
79 Native Village of Council
80 Native Village of Deering
81 Native Village of Diomede (aka Inalik)
82 Native Village of Eagle
83 Native Village of Eek
84 Native Village of Ekuk
85 Native Village of Elim
86 Native Village of Eyak (Cordova)
87 Native Village of False Pass
88 Native Village of Fort Yukon
89 Native Village of Gakona
90 Native Village of Gambell
91 Native Village of Georgetown
92 Native Village of Goodnews Bay
93 Native Village of Hamilton

Alaska Continued:
94 Native Village of Hooper Bay
95 Native Village of Kanatak
96 Native Village of Karluk
97 Native Village of Kiana
98 Native Village of Kipnuk
99 Native Village of Kivalina
100 Native Village of Kluti-Kaah (aka Copper Center)
101 Native Village of Kobuk
102 Native Village of Kongiganak
103 Native Village of Kotzebue
104 Native Village of Koyuk
105 Native Village of Kwigillingok
106 Native Village of Kwinhagak
107 Native Village of Larsen Bay
108 Native Village of Marshall
109 Native Village of Mary's Igloo
110 Native Village of Mekoryuk
111 Native Village of Minto
112 Native Village of Nanwalek (aka English Bay)
113 Native Village of Napaimute
114 Native Village of Napakiak
115 Native Village of Napaskiak
116 Native Village of Nelson Lagoon
117 Native Village of Nightmute
118 Native Village of Nikolski
119 Native Village of Noatak
120 Native Village of Nuiqsut
121 Native Village of Nunam Iqua
122 Native Village of Nunapitchuk
123 Native Village of Ouzinkie
124 Native Village of Paimiut
125 Native Village of Perryville
126 Native Village of Pilot Point
127 Native Village of Pitka's Point
128 Native Village of Point Hope
129 Native Village of Point Lay
130 Native Village of Port Graham
131 Native Village of Port Heiden
132 Native Village of Port Lions
133 Native Village of Ruby
134 Native Village of Saint Michael
135 Native Village of Savoonga
136 Native Village of Scammon Bay
137 Native Village of Selawik
138 Native Village of Shaktoolik
139 Native Village of Shishmaref
140 Native Village of Shungnak
141 Native Village of Stevens
142 Native Village of Tanacross
143 Native Village of Tanana
144 Native Village of Tatitlek
145 Native Village of Tazlina
146 Native Village of Teller

147 Native Village of Tetlin
148 Native Village of Tuntutuliak
149 Native Village of Tununak
150 Native Village of Tyonek
151 Native Village of Unalakleet
152 Native Village of Unga
153 Native Village of Venetie Tribal Government
154 Native Village of Wales
155 Native Village of White Mountain
156 Nenana Native Association
157 New Koliganek Village Council
158 New Stuyahok Village
159 Newhalen Village
160 Newtok Village
161 Nikolai Village
162 Ninilchik Village
163Nome Eskimo Community
164 Nondalton Village
165 Noorvik Native Community
166 Northway Village
167 Nulato Village
168 Nunakauyarmiut Tribe
169 Organized Village of Grayling
170 Organized Village of Kake
171 Organized Village of Kasaan
172 Organized Village of Kwethluk
173 Organized Village of Saxman
174 Orutsararmuit Native Village
175 Oscarville Traditional Village
176 Pauloff Harbor Village
177 Pedro Bay Village
178 Petersburg Indian Association
179 Pilot Station Traditional Village
180 Platinum Traditional Village
181 Portage Creek Village
182 Qagan Tayagungin Tribe of Sand Point Village
183 Qawalangin Tribe of Unalaska
184 Rampart Village
185 Saint George Island
186 Saint Paul Island
187 Seldovia Village Tribe
188 Shageluk Native Village
189 Sitka Tribe of Alaska
190 Skagway Village
191 South Naknek Village
192 Stebbins Community Association
193 Sun'aq Tribe of Kodiak
194 Takotna Village
195 Tangirnaq Native Village
196 Telida Village
197 Traditional Village of Togiak
198 Tuluksak Native Community
199 Twin Hills Village
200 Ugashik Village

Alaska Continued:
201 Umkumiut Native Village
201 Village of Alakanuk
203 Village of Anaktuvuk Pass
204 Village of Aniak
205 Village of Atmautluak
206 Village of Bill Moore's Slough
207 Village of Chefornak
208 Village of Clarks Point
209 Village of Crooked Creek
210 Village of Dot Lake
211 Village of Iliamna
212 Village of Kalskag
213 Village of Kaltag
214 Village of Kotlik
215 Village of Lower Kalskag
216 Village of Ohogamiut
217 Village of Old Harbor
218 Village of Red Devil
219 Village of Salamatoff
220 Village of Sleetmute
221 Village of Solomon
222 Village of Stony River
223 Village of Wainwright
224 Wrangell Cooperative Association
225 Yakutat Tlingit Tribe
226 Yupiit of Andreafski

State: Arizona
1 Navajo Nation
2 Ak Chin Indian Community
3 Cocopah Tribe of Arizona
4 Colorado River Indian Tribes, AZ and CA
5 Fort McDowell Yavapai Nation
6 Gila River Indian Community
7 Havasupai Tribe
8 Hopi Tribe of Arizona
9 Hualapai Indian Tribe
10 Kaibab Band of Paiute Indians
11 Pascua Yaqui Tribe of Arizona
12 Quechan Tribe
13 Salt River Pima-Maricopa Indian Community
14 San Carlos Apache Tribe
15 San Juan Southern Paiute Tribe of AZ
16 Tohono O'odham Nation of Arizona
17 Tonto Apache Tribe of Arizona
18 White Mountain Apache Tribe
19 Yavapai-Apache Nation
20 Yavapai-Prescott Tribe

State: California
1 Agua Caliente Band of Cahuilla Indians
2 Alturas Indian Rancheria
3 Augustine Band of Cahuilla Indians
4 Barona Band of Mission Indians
5 Bear River Band of the Rohnerville Rancheria
6 Berry Creek Rancheria of Maidu Indians
7 Big Lagoon Rancheria
8 Big Pine Paiute Tr. of the Owens Valley Paiute  Shoshone
9 Big Sandy Rancheria of Mono Indians
10 Big Valley Rancheria of Pomo Indians
11 Bishop Paiute Tribe
12 Blue Lake Rancheria
13 Bridgeport Indian Colony
14 Buena Vista Rancheria of Me-Wuk Indians
15 Cabazon Band of Mission Indians
16 Cachil DeHe Band of Wintun Indians (Colusa Rancheria)
17 Cahto Indian Tribe of Laytonville Rancheria
18 Cahuilla Band of Mission Indians
19 California Valley Miwok Tribe, California
20 Campo Band of Diegueno Mission Indians, California
21 Cedarville Rancheria
22 Chemehuevi Indian Tribe, California
23 Cher-Ae Heights Indian Community
24 Chicken Ranch Rancheria of Me-Wuk Indians
25 Cloverdale Rancheria of Pomo Indians
26 Cold Springs Rancheria of Mono Indians
27 Cortina Indian Rancheria of Wintun Indians of California
28 Coyote Valley Band of Pomo Indians
29 Death Valley Timbi-sha Shoshone Tribe
30 Dry Creek Rancheria of Pomo Indians
31 Elem Indian Colony of Pomo Indians, California
32 Elk Valley Rancheria, California
33 Enterprise Rancheria of Maidu Indians
34 Ewiiaapaayp Band of Kumeyaay Indians
35 Federated Indians of Graton Rancheria
36 Fort Bidwell Indian Community
37 Fort Independence Indian Community of Paiute Indians
38 Greenville Rancheria of Maidu Indians
39 Grindstone Rancheria of Wintun-Wailaki Indians
40 Guidiville Rancheria of California
41 Habematolel Pomo of Upper Lake
42 Hoopa Valley Tribe
43 Hopland Band of Pomo Indians
44 Iipay Nation of Santa Ysabel
45 Inaja Band of Diegueno Mission Indians, California
46 Ione Band of Miwok Indians of CA
47 Jackson Rancheria of Me-Wuk Indians
48 Jamul Indian Village of California
49 Karuk Tribe of California

California Continued:
50 Kashia Band of Pomo Indians
51 La Jolla Band of Luiseno Mission Indians
52 La Posta Band of Diegueno Mission Indians
53 Los Coyotes Band of Cahuilla & Cupeno Indians
54 Lower Lake Rancheria
55 Lytton Rancheria of California
56 Manchester Band of Pomo Indians
57 Manzanita Band of Diegueno Mission Indians
58 Mechoopda Indian Tribe of Chico Rancheria
59 Mesa Grande Band of Diegueno Mission Indians
60 Middletown Rancheria of Pomo Indians of California
61 Mooretown Rancheria of Maidu Indians of California
62 Morongo Band of Mission Indians
63 Northfork Rancheria of Mono Indians of California
64 Paiute-Shoshone Indians of the Lone Pine Community
65 Pala Band of Luiseno Mission Indians
66 Paskenta Band of Nomlaki Indians of California
67 Pauma Band of Luiseno Mission Indians
68 Pechanga Band of Luiseno Mission Indians
69 Picayune Rancheria of Chukchansi
70 Indians of California
71 Pinoleville Pomo Nation
72 Pit River Tribe
73 Potter Valley Tribe
74 Quartz Valley Indian Community
75 Ramona Band of Cahuilla Mission Indians
76 Redding Rancheria
77 Redwood Valley or Little River Band of Pomo Indians
78 Resighini Rancheria
79 Rincon Band of Luiseno Mission Indians
80 Robinson Rancheria of Pomo Indians of California
81 Round Valley Indian Tribe
82 San Manuel Band of Mission Indians, California
83 San Pasqual Band of Diegueno Mission Indians of CA
84 Santa Rosa Band of Cahuilla Indians
85 Santa Rosa Indian Community
86 Santa Ynez Band of Chumash Mission Indians
87 Scotts Valley Band of Pomo Indians of California
88 Sherwood Valley Rancheria of Pomo Indians of CA
89 Shingle Springs Band of Miwok Indians
90 Smith River Rancheria
91 Soboba Band of Luiseno Indians
92 Susanville Indian Rancheria
93 Sycuan Band of the Kumeyaay Nation
94 Table Mountain Rancheria of California
95 Torres Martinez Desert Cahuilla Indians
96 Tule River Indian Tribe
97 Tuolumne Band of Me-Wuk Indians
98 Twenty-Nine Palms Band of Mission Indians of  CA
99 United Auburn Indian Community of California
100 Utu Utu Gwaitu Paiute Tribe of the Benton Paiute
101 Wilton Rancheria

102 Wiyot Tribe
103 Yocha Dehe Wintun Nation
104 Yurok Tribe
105 Chemehuevi Indian Tribe
106 Fort Mojave Indian Tribe of AZ, CA & NV
107 Woodfords Community (Washoe Tribe of NV & CA)

State: Colorado
1 Southern Ute Indian Tribe, Colorado
2 Ute Mountain Tribe of CO, NM & UT

State: Connecticut
1 Mashantucket Pequot Tribe of Connecticut
2 Mohegan Indian Tribe of Connecticut

State: Florida
1 Miccosukee Indian Tribe of Florida
2 Seminole Tribe of Florida

State: Idaho
1 Coeur D'Alene Tribe
2 Kootenai Tribe of Idaho
3 Nez Perce Tribe
4 Shoshone-Bannock Tribes of the Fort Hall Reservation

State: Indiana
1 Pokagon Band of Potawatomi Indians

State: Iowa
1 Sac & Fox Tribe of the Mississippi in Iowa

State: Kansas
1 Iowa Tribe of Kansas & Nebraska
2 Kickapoo Tribe of Indians of the Kickapoo Reservation
3 Prairie Band of Potawatomi Nation
4 Sac & Fox Nation of Missouri in Kansas and Nebraska

State: Louisiana
1 Chitimacha Tribe of Louisiana
2 Coushatta Tribe of Louisiana
3 Jena Band of Choctaw Indians
4 Tunica-Biloxi Indian Tribe of Louisiana

State: Maine
1 Aroostook Band of Micmac Indians
2 Houlton Band of Maliseet Indians
3 Passamaquoddy Tribe
4 Penobscot Tribe of Maine

State: Massachusetts
1 Mashpee Wampanoag Tribal Council
2 Wanpanoag Tribe of Gay Head (Aquinnah) of MA

State: Michigan
1 Bay Mills Indian Community
2 Grand Traverse Band of Ottawa and Chippewa Indians
3 Hannahville Indian Community
4 Keweenaw Bay Indian Community
5 Lac Vieux Desert Band of Lake Superior Chippewa Inds.
6 Little River Band of Ottawa Indians
7 Little Traverse Bay Bands of Odawa Indians
8 Match-e-be-nash-she-wish Band of Pottawatomi Indians
9 Nottawaseppi Huron Band of the Potawatomi
10 Saginaw Chippewa Indian Tribe of Michigan
11 Sault Ste. Marie Tribe of Chippewa Indians of Michigan

State: Minnesota
1 Lower Sioux Indian Community in the State of Minnesota
2 Minnesota Chippewa Tribe
3 Prairie Island Indian Community in the State of Minnesota
4 Red Lake Band of Chippewa Indians
5 Shakopee Mdewakanton Sioux Community of Minnesota
6 Upper Sioux Community

State: Mississippi
1 Mississippi Band of Choctaw Indians

State:Missouri
1 Eastern Shawnee Tribe of Oklahoma

State: Montana
1 Confederated Salish and Kootenai Tribes
2 Assiniboine and Sioux Tribes of the Fort Peck Ind. Res.
3 Blackfeet Tribe of the Blackfeet Indian
4 Chippewa-Cree Indians
5 Crow Tribe of Montana
6 Fort Belknap Indian Community
7 Northern Cheyenne Tribe

State: Nebraska
1 Omaha Tribe of Nebraska
2 Ponca Tribe of Nebraska
3 Santee Sioux Nation
4 Winnebago Tribe of Nebraska
State: Nevada
1 Duckwater Shoshone Tribe of the Duckwater Res., NV
2 Ely Shoshone Tribe of Nevada
3 Fort McDermitt Paiute and Shoshone Tribes, NV & OR
4 Las Vegas Tribe of Paiute Indians, Nevada
5 Lovelock Paiute Tribe of the Lovelock Indian Colony, NV
6 Moapa Band of Paiute Indians, Nevada
7 Paiute-Shoshone Tribe of the Fallon Reservation Colony
8 Pyramid Lake Paiute Tribe of the Pyramid Lake Res.
9 Reno-Sparks Indian Colony, Nevada
10 Shoshone-Paiute Tribes of the Duck Valley Res.
11 Summit Lake Paiute Tribe of Nevada
12 Te-Moak Tribe of Western Shoshone Indians of NV
13 Walker River Paiute Tribe of the Walker River Res.
14 Washoe Tribe of Nevada and California
15 Winnemucca Indian Colony of Nevada
16 Yerington Paiute Tribe of the Yer. Col. & Camp. Ranch
17 Yomba Shoshone Tribe of the Yomba Reservation, NV

State: New Mexico
1 Jicarilla Apache Nation, New Mexico
2 Mescalero Apache Tribe of the Mescalero Reservation
3 Ohkay Owingeh, New Mexico
4 Pueblo of Acoma, New Mexico
5 Pueblo of Cochiti, New Mexico
6 Pueblo of Isleta, New Mexico
7 Pueblo of Jemez, New Mexico
8 Pueblo of Laguna, New Mexico
9 Pueblo of Nambe, New Mexico
10 Pueblo of Picuris, New Mexico
11 Pueblo of Pojoaque, New Mexico
12 Pueblo of San Felipe, New Mexico
13 Pueblo of San Ildefonso, New Mexico
14 Pueblo of Sandia, New Mexico
15 Pueblo of Santa Ana, New Mexico
16 Pueblo of Santa Clara, New Mexico
17 Pueblo of Santo Domingo, New Mexico
18 Pueblo of Taos, New Mexico
19 Pueblo of Tesuque, New Mexico
20 Pueblo of Zia, New Mexico
21 Zuni Tribe of the Zuni Reservation, New Mexico

State: New York
1 Cayuga Nation
2 Oneida Nation of New York
3 Onondaga Nation
4 Saint Regis Mohawk Tribe
5 Seneca Nation of Indians
6 Shinnecock Indian Nation
7 Tonawanda Band of Seneca
8 Tuscarora Nation

State: North Carolina
1 Eastern Band of Cherokee Indians

State: North Dakota
1 Spirit Lake Tribe, North Dakota
2 Standing Rock Sioux Tribe of North & South Dakota
3 Three Affiliated Tribes of the Fort Berthold Res.
4 Turtle Mountain Band of Chippewa Indians of ND

State: Oklahoma
5 Absentee-Shawnee Tribe of Indians of Oklahoma
6 Alabama-Quassarte Tribal Town
7 Apache Tribe of Oklahoma
8 Caddo Nation of Oklahoma
9 Cherokee Nation
10 Cheyenne and Arapaho Tribes, Oklahoma
11 Chickasaw Nation
12 Choctaw Nation of Oklahoma
13 Citizen Potawatomi Nation, Oklahoma
14 Comanche Nation, Oklahoma
15 Delaware Nation, Oklahoma
16 Delaware Tribe of Indians
17 Fort Sill Apache Tribe of Oklahoma
18 Iowa Tribe of Oklahoma
19 Kaw Nation, Oklahoma
20 Kialegee Tribal Town
21 Kickapoo Tribe of Oklahoma
22 Kiowa Indian Tribe of Oklahoma
23 Miami Tribe of Oklahoma
24 Modoc Tribe of Oklahoma
25 Otoe-Missouria Tribe of Indians
26 Ottawa Tribe of Oklahoma
27 Pawnee Nation of Oklahoma
28 Peoria Tribe of Indians of Oklahoma
29 Ponca Tribe of Indians of Oklahoma
30 Quapaw Tribe of Indians
31 Sac and Fox Nation
32 Seneca-Cayuga Tribe of Oklahoma
33 Shawnee Tribe
34 The Muscogee (Creek) Nation
35 The Osage Nation
36 The Seminole Nation of Oklahoma
37 Thlopthlocco Tribal Town
38 Tonkawa Tribe of Indians of Oklahoma
39 United Keetoowah Band of Cherokee Indians in OK
40 Wichita and Affiliated Tribes, Oklahoma
41 Wyandotte Nation
State: Oregon
1 Burns Paiute Tribe
2 Confederated Tribes of the Coos
3 Confederated Tribes of Siletz Indians of Oregon
4 Confederated Tribes of the Grand Ronde Community
5 Confederated Tribes of the Umatilla Indian Reservation
6 Confederated Tribes of the Warm Springs Reservation
7 Coquille Indian Tribe
8 Cow Creek Band of Umpqua Tribe of Indians
9 Klamath Tribe

State: Rhode Island
1 Narragansett Indian Tribe of Rhode Island

State: South Carolina
1 Catawba Indian Nation

State: South Dakota
1 Cheyenne River Sioux Tribe, South Dakota
2 Crow Creek Sioux Tribe of the Crow Creek Reservation
3 Flandreau Santee Sioux Tribe of South Dakota
4 Lower Brule Sioux Tribe of the Lower Brule Reservation
5 Oglala Sioux Tribe
6 Rosebud Sioux Tribe of the Rosebud Indian Reservation
7 Sisseton-Wahpeton Oyate of the Lake Traverse Res.
8 Yankton Sioux Tribe of South Dakota

State: Texas
1 Alabama-Coushatta Tribe of Texas
2 Kickapoo Traditional Tribe of Texas
3 Ysleta Del Sur Pueblo of Texas

State: Utah
1 Northwestern Band of Shoshoni Nation
2 Confederated Tribes of the Goshute Reservation
3 Paiute Indian Tribe of Utah
4 Skull Valley Band of Goshute Indians of Utah
5 Ute Indian Tribe of the Uintah & Ouray Reservation, Utah

State: Washington
1 Confederated Tribes and Bands of the Yakama Nation
2 Confederated Tribes of the Chehalis Reservation
3 Confederated Tribes of the Colville Reservation
4 Cowlitz Indian Tribe
5 Hoh Indian Tribe
6 Jamestown S'Klallam Tribe
7 Kalispel Indian Community of the Kalispel Reservation
8 Lower Elwha Tribal Community
9 Lummi Tribe of the Lummi Reservation
10 Makah Indian Tribe of the Makah Indian Reservation
11 Muckleshoot Indian Tribe
12 Nisqually Indian Tribe
13 Nooksack Indian Tribe
14 Port Gamble Band of S'Klallam Indians
15 Puyallup Tribe of the Puyallup Reservation
16 Quileute Tribe of the Quileute Reservation
17 Quinault Indian Nation
18 Samish Indian Nation
19 Sauk-Suiattle Indian Tribe
20 Shoalwater Bay Indian Tribe
21 Skokomish Indian Tribe
22 Snoqualmie Indian Tribe
23 Spokane Tribe of the Spokane Reservation
24 Squaxin Island Tribe of the Squaxin Island Reservation
25 Stillaguamish Tribe of Indians of Washington
26 Suquamish Indian Tribe of the Port Madison Reservation
27 Swinomish Indians of the Swinomish Reservation of WA
28 Tulalip Tribes of Washington
29 Upper Skagit Indian Tribe

State: Wisconsin
1 Bad River Band of the Lake Superior Tribe of Chippewa
2 Forest County Potawatomi Community, Wisconsin
3 Ho-Chunk Nation of Wisconsin
4 Lac Courte Oreilles Band of Lake Superior Chippewa Inds
5 Lac du Flambeau Band of Lake Superior Chippewa Inds
6 Menominee Indian Tribe of Wisconsin
7 Oneida Tribe of Indians of Wisconsin
8 Red Cliff Band of Lake Superior Chippewa Indians of WI
9 Sokaogon Chippewa Community, Wisconsin
10 St. Croix Chippewa Indians of Wisconsin
11Stockbridge Munsee Community, Wisconsin

State: Wyoming
1 Arapahoe Tribe of the Wind River Reservation, Wyoming
2 Shoshone Tribe of the Wind River Reservation, Wyoming